================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Napa National Bancorp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                             NAPA NATIONAL BANCORP
                                901 MAIN STREET
                                 NAPA, CA 94559




                                                     May 26, 1998


To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Napa National Bancorp, a California corporation (the "Company"), which will be held at the Company's principal executive office, located at 901 Main Street, Napa, California 94559 on Tuesday, June 16, 1998, at 8:00 a.m.

     You will be asked to elect as directors the ten individuals nominated by the Board of Directors, adopt the Company's 1998 Amended and Restated Stock Option Plan and ratify the appointment of Ernst & Young LLP as the Company's independent public accountants. The attached Proxy Statement contains more detailed information about the nominees, the stock option plan and other matters regarding the meeting.

     Whether or not you plan to attend, please sign and return the accompanying proxy card in the postage-paid envelope provided as soon as possible so that your shares will be represented at the meeting. The Board of Directors recommends that you vote "FOR" each of the proposals listed on the proxy card. If you attend the meeting and ask to vote in person, you may withdraw your proxy at that time. It is important that your shares be represented.



     W. Clarke Swanson, Jr.

     Chairman of the Board

                             NAPA NATIONAL BANCORP
                                901 MAIN STREET
                             NAPA, CALIFORNIA 94559

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TUESDAY, JUNE 16, 1998


To Our Shareholders:

     The Annual Meeting of Shareholders of Napa National Bancorp (the "Company"), a California corporation and bank holding company for Napa National Bank (the "Bank"), will be held at the Company's principal executive office, located at 901 Main Street, Napa, California 94559 on Tuesday, June 16, 1998, at 8:00 a.m. for the following purposes:

     1. To elect the following ten directors of the Company to serve until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

     William A. Bacigalupi      C. Richard Lemon
     Dennis D. Groth            Joseph G. Peatman
     E. James Hedemark          A. Jean Phillips
     Michael D. Irwin           George M. Schofield
     Brian J. Kelly             W. Clarke Swanson, Jr.

     2.  To adopt the Company's 1998 Amended and Restated Stock Option Plan.

     3. To ratify the appointment of Ernst & Young LLP, as the Company's independent public accountants for the 1998 fiscal year.

     4. To consider and transact such other business as may properly come before the meeting of any adjournment or postponement thereof.

     Only shareholders of record at the close of business on April 21, 1998 are entitled to notice of and to vote at this meeting and any adjournment(s) thereof.

     Provisions of the By-laws of the Company govern nominations for election of members of the Board of Directors, as follows:

     Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the President of the Company by the later of the close of business twenty-one
     (21) days prior to any meeting of shareholders called for the election of directors or ten (10) days after the date of mailing of notice of the meeting to shareholder. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the number of shares of capital stock of the Company owned by each proposed nominee; (c) the name and residence address of the notifying shareholder; (d) the number of shares of capital stock of the Company owned by the notifying shareholder; (e) with the written consent of the proposed nominee a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of a pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairperson of the meeting, and upon his or her instruction, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected.

All shareholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting you are requested to date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend. Any shareholder present at the meeting may vote personally on all matters brought before the meeting, in which event such shareholder's proxy will not be used.


                             BY ORDER OF THE BOARD OF DIRECTORS

                             C. RICHARD LEMON
                             Secretary

Napa, California
May 26, 1998



     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                PROXY STATEMENT

                          INFORMATION CONCERNING PROXY


     This statement is furnished in connection with the solicitation of proxies to be used by the Board of Directors of Napa National Bancorp (the "Company") at the Annual Meeting of Shareholders of the Company to be held at the Company's principal executive office, located at 901 Main Street, Napa, California 94559, on June 16, 1998 at 8:00 a.m., and at any adjournments or postponements thereof (the "Meeting").

     This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about May 26, 1998.

     A form of proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his election to vote in person. Where a signed proxy that does not contain voting instructions is submitted to the Company, the proxy holders will vote the shares represented by such proxy in favor of election of the nominees specified and in favor of any specified proposals unless such proxy is later revoked.

     The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting, including but not limited to: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve.

     The enclosed proxy is being solicited by the Company's Board of Directors. The principal method of proxy solicitation for the Meeting will be by mail, although additional solicitation may be made by telephone, telegraph or personal visits by directors, officers and employees of the Company and its subsidiary, Napa National Bank (the "Bank"). The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies but has not done so as of May 26, 1998. The total expense of the Board of Directors' proxy solicitation for the Meeting will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Company.

                               VOTING SECURITIES


     Shareholders of record as of the close of business on April 21, 1998 (the "Record Date") will be entitled to notice of and to vote at the Meeting. As of such date, the Company had 783,500 shares of Common Stock outstanding.

     Each shareholder of record is entitled to one vote, in person or by proxy, for each share held on all matters to come before the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected (ten) multiplied by the number of votes held in his or her name on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires.

     Pursuant to California law, no shareholder can cumulate votes unless prior to the voting at the Meeting, a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at such Meeting and the nominee for which the shareholder intends to cumulate votes has properly been nominated. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

     The ten candidates for election of directors receiving the highest number of votes will be elected, whether or not votes are cumulated. The adoption of the Company's 1998 Amended and Restated Stock Option Plan and the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the 1998 fiscal year requires the approval of a majority of the shares of Common Stock present or represented by proxy and voting at the meeting.

     Shares which abstain from voting and "broker non-votes" (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote at the Meeting) will be counted for purposes of determining a quorum. Abstentions or broker non-votes will not count as votes in favor of the election of directors, the ratification of the appointment of the Company's independent public accountant, or any other proposal.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth information as of the Record Date pertaining to beneficial ownership of the Company's Common Stock by each of the persons known to the Company to own 5% or more of the Company's Common Stock, current directors of the Company (all of whom are nominees to be elected to the Board of Directors), each of the named executive officers, /1/ and all of the directors of the Company and the named executive officers as a group. The information contained herein has been obtained from the Company's records, from information furnished directly by the individual or entity to the Company, or from various filings made by the named individuals with the Securities and Exchange Commission (the "SEC").

     The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership." In addition, shares issuable pursuant to options which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstances. For additional information, see the section entitled "INFORMATION PERTAINING TO ELECTION OF DIRECTORS."









------------------------------
/1/ As used throughout this Proxy Statement, the term "named executive officers" refer to the Company's Chief Executive Officer, the Company's President and Chief Operating Officer and the Bank's Chief Information Officer.


                                                      AMOUNT AND NATURE
                                                       OF BENEFICIAL             PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER/1/                  OWNERSHIP/2/              CLASS
William A. Bacigalupi                                        10,200/3/              1.3%
Dale A. Brain                                                 1,000/4/                *
Dennis D. Groth                                               5,100/5/                *
E. James Hedemark                                             7,600/6/              1.0%
Michael D. Irwin                                             12,000/3/              1.5%
Brian J. Kelly                                               12,725/7/              1.6%
C. Richard Lemon                                             75,931/8/              9.6%
Joseph G. Peatman                                            10,125/3/              1.3%
A. Jean Phillips                                              7,600/6/              1.0%
George M. Schofield                                          74,831/9/              9.5%
W. Clarke Swanson, Jr.                                      526,727/10/            66.4%
Napa National Bancorp Stock Participation Plan               64,631/11/             8.3%
  (the "Stock Plan")

All directors, nominees and named executive officers        679,208/12/            77.8%
as a Group (11 persons)

----------------------
* Indicates that the percentage of outstanding shares beneficially owned is less than one percent (1%).

/1/ The address for all persons is: c/o Napa National Bancorp, 901 Main Street, Napa, CA 94559. The Stock Plan's address is: Napa National Bancorp Stock participation Plan, Mr. C. Richard Lemon, Co-Trustee, 901 Main Street, Napa, CA 94559.

/2/ Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.

/3/ Includes 10,000 shares which may be acquired upon the exercise of stock options.

/4/ Includes 1,000 shares which may be acquired upon the exercise of stock options.

/5/ Includes 5,000 shares which may be acquired upon the exercise of stock options.

/6/ Includes 7,500 shares which may be acquired upon the exercise of stock options.

/7/ Includes 12,500 shares which may be acquired upon the exercise of stock options.

/8/ Includes 10,000 shares which may be acquired upon the exercise of stock options. Includes 800 shares held in an individual retirement account.
Includes 64,631 shares held in the Stock Plan of which Mr. Lemon is a co-trustee and with regard to which shares Mr. Lemon has shared voting and investment power. Mr. Lemon disclaims beneficial ownership as to the Stock Plan shares.

/9/ Includes 6,000 shares which may be acquired upon the exercise of stock options. Includes 4,000 shares held in an individual retirement account. Includes 64,631 shares held in the Stock Plan of which Mr. Schofield is co-trustee and with regard to which shares Mr. Schofield has shared voting and investment power. Mr. Schofield disclaims beneficial ownership as to the Stock Plan shares.

/10/ Includes 10,000 shares which may be acquired upon the exercise of stock options. Includes 9,271 shares held of record by minor relatives living with Mr. Swanson. Mr. Swanson may be deemed to be a "control person" of the Company within the meaning of the rules and regulations of the SEC by virtue of his ownership interest in the Company.

/11/ Voting and investment power over the shares beneficially owned by the Stock Plan is shared among its two co-trustees, Mr. Lemon and Mr. Schofield, both of whom disclaim beneficial ownership of all of said shares.

/12/ Includes 89,500 shares which may be acquired within 60 days of the Record Date upon the exercise of stock options.

                       PROPOSAL 1: ELECTION OF DIRECTORS

          The By-laws of the Company provide that the number of directors of the Company may be no less than eight and no more than fifteen, with the exact number within such range to be fixed by amendment of the By-laws or by a resolution duly adopted by the shareholders or by the Board of Directors. The number of directors is presently fixed at ten.

          The persons named below, all of whom are currently serving one-year terms as members of the Company's Board of Directors, have been nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Proxies will be voted in such a way as to effect the election of all nominees or as many as possible. If any nominee should become unable or unwilling to serve as a director, proxies will be voted for such substitute nominees as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The ten nominees receiving the highest number of votes at the Meeting shall be elected.

          The following table sets forth certain information with respect to those persons nominated by the Board of Directors for election as directors, which information is based on data furnished by each such nominee.

                                                                                      PRINCIPAL OCCUPATION, BUSINESS
                                                                       DIRECTOR        EXPERIENCE DURING PAST FIVE
Nominee                                                     AGE         SINCE         YEARS AND OTHER INFORMATION
-----------------------------------------------------  ------------   ----------     --------------------------------

William A. Bacigalupi                                         60        1990          President of Napa Garbage Services, Inc.,
                                                                                      Napa Valley Disposal Services, Inc. and
                                                                                        American Canyon Disposal, Inc.


Dennis D. Groth                                               55        1996         President of Groth Vineyards & Winery

Michael D. Irwin                                              55        1987         Chief Financial Officer of the Company
                                                                                     since 1989; Executive Vice President and
                                                                                     Chief Financial Officer and Director of The
                                                                                     Compass Group since 1993; Chief Financial
                                                                                     Officer and Director of Wild Planet Toys,
                                                                                     Inc. since 1996.  Chief Financial Officer of
                                                                                     Swanson Vineyards and Winery since 1988.

E. James Hedemark                                             49        1995         Financial consultant since 1994.  Formerly,
                                                                                     Director of ITT Federal Bank from 1994 to
                                                                                     1995; President and Chief Executive Officer
                                                                                     of Napa Valley Bank from 1992 to 1993;
                                                                                     various positions at Bank of America from
                                                                                     1972 to 1992.


                                                                                      PRINCIPAL OCCUPATION, BUSINESS
                                                                       DIRECTOR        EXPERIENCE DURING PAST FIVE
Nominee                                                     AGE         SINCE         YEARS AND OTHER INFORMATION
-----------------------------------------------------  ------------   ----------     --------------------------------
Brian J. Kelly                                              48          1988          Director of the Company since 1988;
                                                                                      President and Chief Operating Officer of the
                                                                                      Company since 1992; President and Chief
                                                                                      Executive Officer of the Bank since
                                                                                      September 1989.

C. Richard Lemon                                            54          1981          Secretary of the Company and the Bank
                                                                                      since 1982; Director and Partner of
                                                                                      Dickenson, Peatman & Fogarty since 1979;
                                                                                      President of Exchange Holding Corp. since
                                                                                      1979; President of Temecula Vineyards, Inc.
                                                                                      since 1994; Partner of Silverado Partners
                                                                                      since 1995.

Joseph G. Peatman                                           64          1994          Founding Partner and Director of Dickenson,
                                                                                      Peatman & Fogarty since 1964.

A. Jean Phillips                                            53          1995          Owner of Screaming Eagle Vineyard and Winery
                                                                                      since 1986; Partner and owner of Phillips &
                                                                                      Harris Land Brokers since 1979.

George M. Schofield                                         59          1990          President of George M. Schofield Co.,
                                                                                      financial consultant since 1984; President
                                                                                      of Unique Wines, Inc. since 1984;
                                                                                      Chief Financial Officer and Director of
                                                                                      Folie A Deux Winery since 1995; Director
                                                                                      of Delicato Vine since 1996; Director of
                                                                                      Vintage Directions since 1997.

W. Clarke Swanson, Jr.                                      59          1987          Chairman of the Board of the Company since
                                                                                      1994; Chief Executive Officer of the Company
                                                                                      since 1988; President of Swanson Vineyards and
                                                                                      Winery since 1986.

          There is no family relationship among any of the Company's executive officers or directors (all of whom are nominees to be elected as directors).

          All of the members of the Company's Board of Directors also serve as the directors of the Bank. Director Lemon also serves as the sole director of the Company's inactive and wholly-owned leasing subsidiary, Napa National Leasing Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1:
TO ELECT THE TEN NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED.



              PROPOSAL 2:  ADOPTION OF THE COMPANY'S 1998 AMENDED
                         AND RESTATED STOCK OPTION PLAN

SUMMARY OF THE STOCK OPTION PLAN

     This summary description of the 1998 Amended and Restated Stock Option Plan, effective upon its adoption by the Company's shareholders at the Meeting (the "Plan"), is qualified in its entirety by reference to the Plan, a copy of which is set forth in Annex A to this Proxy Statement. Any capitalized terms which are used but not defined in this summary description have the meanings assigned to such terms in the Plan. Shareholders are urged to read the Plan in its entirety.

     The Napa National Bancorp 1982 Stock Option Plan, as amended and restated on July 15, 1988 (the "1982 Plan"), was ratified and approved by the shareholders of the Company at the Company's 1988 Annual Meeting of Shareholders. The 1982 Plan provides for awards in the form of options (which may constitute incentive stock options ("ISOs") or non-statutory stock options ("NSOs")) to directors of the Company and also to officers and key full-time employees of the Bank. The purpose of the 1982 Plan is to provide an incentive to such persons, to attract qualified and able directors, officers and employees, to provide an opportunity for such persons to acquire a proprietary interest in the Company, to encourage employees to remain in the employ of the Bank, and to encourage directors to serve or continue to serve on the Board of Directors. The Plan is an amendment and restatement of the 1982 Plan and, for purposes of the rules governing ISOs, is treated as a new plan. All NSOs granted under the 1982 Plan are assumed under the Plan, and are subject to the provisions set forth therein. Further, all Shares remaining available for grant under the 1982 Plan as of the date of the Meeting will be available for grant under the Plan. As of May 14, 1998, 139,700 options have been granted (of which 98,500 options are NSOs) and are still outstanding under the 1982 Plan, and 83,300 shares are reserved for awards. The fair market value of the Company's Common Stock (the "Shares") subject to such awards on May 14, 1998 was $15.75 per Share.

     The Plan will be administered by the Stock Option Committee of the Board of Directors (the "Committee"), and shall consist of at least three directors appointed by the Board. If a committee is not appointed, the Board of Directors shall act as the Committee. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options or other rights under the Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

     Under the 1982 Plan and this Plan, all nonemployee members of the Board of Directors receive an automatic one-time grant of an NSO to purchase 10,000 Shares. The Plan provides that such options be granted at an Option Price equal to the fair market value of the Shares at the time the options are granted. These options vest 25% at the time of grant, and 25% per year thereafter. In addition, officers and full-time key employees of the Bank and directors (including nonemployee directors and directors of the Company who are also salaried employees of the Bank) (collectively, "Participants") selected by the Committee are eligible to receive options under the Plan. The terms of such options are described below.

     The Plan provides for the grant to Participants of stock options, which may consist of NSOs and ISOs; however, eligibility for the grant of ISOs is limited to Participants who are common-law employees. The Option Price of ISOs to common-law employees who own 10% or more of the total combined voting power of all classes of outstanding stock of the Company, its parent or any subsidiary of the Company must equal at least 110% of the fair market value of the Shares on the date of grant and the term of such an ISO may not be greater than five years.

     Options granted pursuant to the Plan need not have identical terms with respect to each Optionee. Except as set forth above with respect to the automatic grant of options to nonemployee directors, the Option Price under each option shall be established by the Committee; however, the Option Price of any ISO shall not be less than 100% of the fair market value of the Shares on the date of grant. Further, any ISO granted to a 10% owner shall comply with the rules set forth above. The Plan provides that "fair market value" of the Shares shall be determined by the Committee in accordance with any reasonable valuation method adopted by the Committee.

     To the extent that the right to exercise Shares has vested, options may be exercised by, at the discretion of the Committee, the optionee's delivery of (a) cash, certified check, official bank check or the equivalent thereof equal to the Option Price of the options; (b) Shares of Napa National Bancorp stock with a fair market value as of the date of exercise equal to the Option Price; or (c) a combination of (a) and (b).

     The Board of Directors retains the right to terminate the Plan; however, even if the Plan is not terminated, ISOs may not be issued under the Plan ten years after the earlier of (a) the date of its adoption by the Board of Directors or (b) the date it is approved by the shareholders. The Plan permits the Committee to extend the exercise period for NSOs which have been previously issued under the 1982 Plan. Upon adoption of the Plan, the Board of Directors has the authority to extend for up to ten (10) years the exercise periods for NSOs previously granted under the 1982 Plan. The options of the following individuals could be affected in 1998: Mr. Irwin (10,000 Shares), Mr. Kelly (2,500 Shares), Mr. Lemon (10,000 Shares) and Mr. Swanson (10,000 Shares). Based on a current market value of Company's Common Stock of $15.75, the extension of the exercise periods for these NSOs could result in the Company taking a charge against 1998 earnings up to the approximate amount of $154,000. This amount will be offset, however, by an increase in the Company's shareholders equity of up to approximately $98,000 due to a future tax benefit of up to approximately $56,000 the Company will be able to utilize. Thus, a vote "FOR" Proposal 2 is, in addition to a vote in favor of the Plan, a vote in favor of granting the Board of Directors the authority to extend the exercise periods for these NSOs in the manner and with the financial and accounting consequences described above.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the federal income tax consequences of the Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

     ISOs and NSOs are treated differently for federal income tax purposes.
ISOs are intended to comply with the requirements of Section 422 of the Internal Revenue Code. NSOs do not comply with such requirements.

     An employee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one- and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the option price) or
(ii) the difference between the fair market value of the stock on the exercise date and the option price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the ISO. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

     An employee is not taxed on the grant of an NSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

PLAN BENEFITS

     The Committee has full discretion to determine the number and amount of options to be granted to Participants under the Plan. Therefore, except as described above, the benefits and amounts that will be received by each of the executive officers named in the Summary Compensation Table, the executive officers as a group and all other key management employees under the Plan are not presently determinable. Details on stock options granted during the last two years to the executive officers named in the Summary Compensation Table are presented herein in the table entitled "Summary Compensation Table."

REQUIRED APPROVAL

     Approval of the proposed Plan requires that holders of a majority of the outstanding shares of common stock represented and voting at a duly held meeting at which a quorum is present approve the adoption of the Plan. Unless marked to the contrary, proxies received will be voted "FOR" approval of the Plan.

     Director Swanson, who beneficially owned 526,727 shares of Common Stock as of April 21, 1998, has indicated to management that he intends to vote all shares of Common Stock beneficially owned by him "FOR" approval of the Plan. Accordingly, it is expected that the Plan will be adopted at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF THE ADOPTION OF THE STOCK PLAN. YOU ARE URGED TO VOTE FOR PROPOSAL 2: TO ADOPT THE COMPANY'S 1998 AMENDED AND RESTATED STOCK OPTION PLAN.


                  PROPOSAL 3:  RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Ernst & Young LLP, which served the Company as independent public accountants since September 19, 1996, has been selected by the Audit Committee of the Board of Directors of the Company as the Company's independent public accountants for the 1998 fiscal year. Ernst & Young LLP has no interest, financial or otherwise, in the Company. The Company's prior auditing firm was Deloitte & Touche LLP. Deloitte & Touche LLP had audited the Company's financial statements for the years ended December 31, 1988 through December 31, 1995. Deloitte & Touche LLP was dismissed on September 19, 1996. The decision to change auditors was recommended by the Company's Audit Committee and approved by the full Board of Directors.

     Ernst & Young LLP's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Deloitte & Touche LLP there was no disagreement(s) with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements.

     During the Company's two most recent fiscal years, and any subsequent interim period prior to engaging Ernst & Young LLP, neither the Company nor someone on its behalf consulted Ernst & Young LLP regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements and no written report was provided to the Company nor was any oral advice provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as described in paragraph 304 of the Securities and Exchange Commission's Regulation S-B and the related instructions to that paragraph) or "event" (as described in paragraph 304 of the Securities and Exchange Commission's Regulation S-B).

     A representative of Ernst & Young LLP is expected to attend the Meeting with the opportunity to make a statement if he or she desires to do so and respond to appropriate questions from shareholders present at the Meeting.

     All Proxies will be voted for ratification of the appointment of Ernst & Young LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Ernst & Young LLP should for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute independent public accounting firm to be designated by the Audit Committee of the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP YOU ARE URGED TO VOTE FOR PROPOSAL 3:
TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1998 FISCAL YEAR.

                INFORMATION PERTAINING TO ELECTION OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS; DIRECTOR ATTENDANCE

     The Board of Directors of the Bank maintains an Audit Committee which consists of the following individuals: Directors Hedemark, Irwin, Kelly, Peatman, Phillips and Swanson. The functions of the Audit Committee are to recommend the appointment of and oversee a firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by such accountants, and to evaluate the possible effect of each such service on the independence of the Company's accountants. The Audit Committee met eleven times during 1997.

     During January 1996, the Company established a Compensation Committee which consists of Directors Peatman, Bacigalupi, Kelly, and Swanson. Mr. Peatman was appointed as the Chairman of the Committee. The function of the Compensation Committee is to review Director and Executive compensation of the Company and recommend to the Board of Directors both Director and Executive Officer Compensation packages. The Compensation Committee did not meet during 1997. Accordingly, the Board of Directors performed the functions of the Compensation Committee during 1997 and let the compensation for the Chairman, President and Chief Operating Officer and Directors stand as per the January 1996 meeting. No bonuses were awarded.

     During 1997, the Company did not have a standing Nominating Committee. The Executive Committee of the Board of Directors of the Company performs the functions of this committee and consists of the following individuals: Directors Kelly and Swanson. The Executive Committee did not meet during 1997. Nominations by shareholders will be considered by the Executive Committee provided such nominations comply with the Company's By-laws and the notice provisions included in the Notice of Meeting which accompanies this Proxy Statement. This By-law provision is designed to give the Board of Directors advance notice of third-party nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed.

     The Board of Directors of the Company held 10 regular meetings and one annual and one special meeting during 1997. Each director of the Company attended at least 75% of the following meetings with the exception of A. Jean Phillips who attended 67% of the following meetings: (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of committees of the Board on which he or she served (during the period for which he or she served).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), requires the Company's directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of such reports furnished to the Company and written representations furnished to the Company by such officers, Directors and ten percent shareholders, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, Directors and ten percent shareholders were complied with other than Mr. Kelly's inadvertent failure to file one Form 4 relating to Mr. Kelly's exercise of options for 7,500 shares of Common Stock at an exercise price of $8.00 per share and subsequent sale of such shares of Common Stock at a price of $15.50 per share during November 1997. Director Kelly corrected said failure by filing a Form 5 with the SEC on February 11, 1998.

EXECUTIVE OFFICERS

     In addition to Directors Irwin, Kelly and Swanson, discussed above, executive officers of the Company and Bank during 1997 included Dale A. Brain (age 50), Frederick C. Hoey (age 55) and Rodney M. Wiessner (age 36). All executive officers of the Company and the Bank serve at the pleasure of the Board of Directors.

     Mr. Brain became the Bank's Senior Vice President and Chief Information Officer in November 1996. Prior to that time, Mr. Brain was Manager, Planning & Control at Kaiser Permanente Medical from 1992 to 1996. Mr. Brain had previously been in a variety of management positions with Bank of America from 1969 to 1992.

     In March 1997, the Bank expanded its senior management by hiring Frederick
C. Hoey. Mr. Hoey became the Bank's Senior Vice President and Chief Credit Officer. Prior to joining the Bank, Mr. Hoey was with American Investors Company as a regional representative since 1996, with Westamerica Bank as a Vice President from 1992 to 1996, and in a variety of management positions with various financial institutions prior to 1992.

     In July 1997, the Bank hired Rodney M. Wiessner as the Bank's Senior Vice President, Chief Financial Officer, Treasurer and Cashier. He is also the Treasurer/ Cashier and Assistant Secretary of the Company. Prior to joining the Bank, Mr. Wiessner had been Chief Financial Officer of Mid Valley Bank since 1995. Prior to joining Mid Valley Bank, Mr. Wiessner was an Audit Manager with Perry-Smith and Company from 1990 to 1995.

                             EXECUTIVE COMPENSATION


     The following Summary Compensation Table sets forth for service in all capacities to the Company and the Bank for the periods indicated the compensation with respect to the Company's Chief Executive Officer and those executive officers of the Company and the Bank whose salary and bonus exceeded $100,000 in 1997.


                           SUMMARY COMPENSATION TABLE
                           --------------------------


                                                                         Other Annual     All Other
Name and Principal Position      Year         Salary           Bonus    Compensation/1/ Compensation
-------------------------------  ----       -----------      -------    -------------  ------------
W. Clarke Swanson, Jr.,          1997      $  124,800/2/    $     0         $2,425    $        0
  CEO                            1996         125,300/2/          0          2,700             0
                                 1995          46,600/2/          0            441             0

Brian J. Kelly, President        1997      $  135,000/3/          0          9,600         8,489/5//6/
  and COO                        1996         135,000/3/     20,500          8,834        12,788/5//6/
                                 1995         115,000/3/     27,682          8,530         6,900/6/

Dale A. Brain, SVP, Chief        1997         105,667/3/      8,500/4/       3,000         3,203/5//6/
  Information Officer, of the
  Bank

---------------
/1/ For the year ended December 31, 1997, consists of country club membership for Mr. Swanson in the amount of $2,425; country club membership and auto allowance for Mr. Kelly in the amount of $3,000 and $6,600 respectively; auto allowance for Mr. Brain in the amount of $3,000.

/2/ Includes payments for attending meetings of the Board of Directors and all committees thereof.

/3/ Includes amounts contributed by Mr. Kelly and Mr. Brain to the Stock Plan.

/4/ Includes moving bonus.

/5/ Consists of contributions by the Company to the Stock Plan for the benefit of Mr. Kelly and Mr. Brain.

/6/ Includes unpaid vacation for Mr. Kelly and Mr. Brain.

          The following table sets forth the options exercised in 1997 and the December 31, 1997 unexercised value of both vested and unvested options for the Company's Chief Executive Officer and those executive officers of the Company whose salary and bonus exceeded $100,000 in 1997.


          AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES
          ------------------------------------------------------------

                                               Number of Shares of Common    Value of Unexercised
                                               Stock Underlying Unexercised  In-The-Money Options
                                               Options at December 31, 1997  at December 31, 1997/1/
                     Shares Acquired  Value    ----------------------------  ---------------------
Name                    on Exercise  Realized  Exercisable  Unexercisable    Exercisable  Unexercisable
----------------------  -----------  --------  -----------  -------------    -----------  -------------
W. Clarke
 Swanson, Jr., CEO                0         0       10,000              0        $77,500              0

Brian J. Kelly,
President and COO             7,500    56,250/2/    12,500              0         95,975              0

Dale A. Brain,
SVP, Chief
Information Officer,              0         0        1,000          4,000            400          1,600
of the Bank

------------------------------
/1/ Fair market value of the Company's Common Stock share on December 31, 1997 was $15.75.

/2/ In November 1997, Mr. Kelly acquired 7,500 shares of Common Stock upon the exercise of options at an exercise price of $8.00 per share. The fair market value per share of Common Stock on the exercise date was $15.50 per share.

COMPENSATION OF DIRECTORS

          Members of the Board of Directors did not receive any compensation during 1997 for attendance at meetings of the Board of Directors and the committees thereof. The 1997 director compensation package for directors of the Bank included paying each director $200 for every board or committee meeting he or she attends. Mr. Kelly, as a full-time employee of the Company and the Bank, does not receive compensation as a director of the Bank. Chairpersons for the committees of the board of directors of the Bank receive $300 for each meeting they chair. This fee structure is intended to compensate the Chairpersons for their additional time and effort required in fulfilling this role. The foregoing fee schedule was effective for all of 1997. During 1997, the members of the board of directors of the Bank, as a group, received a total of $81,000 for attendance at all meetings of the board of directors of the Bank and the committees thereof.

          In January 1998, the boards of directors of both the Company and the Bank decided to leave the 1998 director compensation package the same as the 1997 director compensation package.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PURCHASE RIGHT

          In 1987, Mr. Swanson acquired 300,701 shares of the Company's common stock ("Common Stock") through a tender offer at $11.00 per share (the "Tender Offer"), net to the sellers in cash. The Tender Offer was made pursuant to the terms of an agreement with the Company, dated as of February 5, 1987 (the "Purchase Agreement").

          As disclosed to shareholders in materials related to the Tender Offer, the Purchase Agreement provides, among other things, certain protections against dilution of Mr. Swanson's stock ownership by requiring that if the Company should desire to issue any Equity Securities (as defined below), it shall give Mr. Swanson first right to purchase (the "Purchase Right") a portion of such Equity Securities up to an amount which will enable Mr. Swanson to maintain the same percentage of ownership of the outstanding Common Stock as held by Mr. Swanson on the date immediately following his purchases in the Tender Offer (i.e., 60.14%). In the event that the number of shares of Common Stock owned by Mr. Swanson should decline due to Mr. Swanson's failure to purchase shares pursuant to such right or sales of shares of Common Stock by Mr. Swanson, the Purchase Agreement provides that the Purchase Right entitles Mr. Swanson to purchase a new portion of new issuances of Equity Securities up to an amount which will enable Mr. Swanson to maintain his percentage ownership of the outstanding Common Stock as computed immediately prior to each issuance of such Equity Securities.

          The Purchase Right also applies to issuances of Equity Securities to employees, officers and directors under stock option plans approved by the Board of Directors of the Company, provided, however, that Common Stock shall be deemed to have been issued only upon the exercise of an employee stock option. The Purchase Agreement further states that if Mr. Swanson has a right to purchase Common Stock due to the exercise of a stock option by an employee, officer or director of the Company, the purchase price of such Common Stock purchasable by Mr. Swanson shall be equal to the exercise price of such option.

          The term "Equity Securities" is defined in the Purchase Agreement to mean Common Stock, rights, options (except stock options issued pursuant to stock option plans), warrants to purchase Common Stock, any security other than Common Stock having voting rights in the election of the Board of Directors which are not contingent upon a failure to pay dividends, any security convertible into or exchangeable for any of the foregoing, and any agreement or commitment to issue any of the foregoing.

          The Purchase Right terminates when Mr. Swanson ceases to own in excess of 10% of the then outstanding shares of Common Stock.

INSIDER PARTICIPATION

          Directors Lemon and Peatman are directors of the Bank and of the Company. Both are shareholders in Dickenson, Peatman & Fogarty, a Professional Law Corporation, which provided legal services to the Company and the Bank during 1996 and 1997 and which expects to provide legal services during 1998. Mr. Peatman serves on the Compensation Committee of the Company and performs equivalent functions for Directors, Peatman & Fogarty. Mr. Lemon is a co-trustee of the Stock Plan.

INDEBTEDNESS OF MANAGEMENT

          Some of the Company's directors and executive officers, as well as their immediate family and associates, are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have such ordinary banking transactions with these persons in the future. In the opinion of management of the Company, all loans and commitments to lend included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and did not involve more than a normal risk of collectibility or present other unfavorable features. Although the Bank does not have any limits on the aggregate amount it would be willing to lend to directors and officers as a group, loans to individual directors and officers must comply with the Bank's respective lending policies and statutory lending limits, and prior approval of the Bank's board of directors is required for these types of loans.

                             SHAREHOLDER PROPOSALS

          Any shareholder desiring to submit a proposal for action at the 1999 Annual Meeting of Shareholders that the shareholder desires to be presented in the Company's Proxy Statement with respect to such meeting, should submit such proposal to the Company at its principal place of business no later than December 31, 1998.



                                  FORM 10-KSB

          If any shareholder would like a copy of the Company's Annual Report to the SEC on Form 10-KSB, for the fiscal year ended December 31, 1997, including financial statements and financial statement schedules, it may be obtained without charge. Exhibits to the Form 10-KSB will be furnished upon payment of reasonable charges. Written requests should be directed to Napa National Bancorp, 901 Main Street, Napa, CA 94559.


                                 OTHER MATTERS

          Management is not aware of any other matters to come before the Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.


                            By Order of the Board of Directors

                            C. Richard Lemon, Secretary


Dated:   May 26, 1998
         Napa, California

                                    ANNEX A









                             NAPA NATIONAL BANCORP






                  1998 AMENDED AND RESTATED STOCK OPTION PLAN

                             NAPA NATIONAL BANCORP

                  1998 AMENDED AND RESTATED STOCK OPTION PLAN



                                     INDEX

ARTICLE                                                               COMMENCING
NO.           DESCRIPTION                                             ON PAGE
  1.          PURPOSE                                                   1

  2.          ADMINISTRATION                                            1

  3.          PARTICIPANTS                                              2

  4.          THE SHARES                                                2

  5.          GRANT, TERMS AND CONDITIONS OF OPTIONS                    3

  6.          ADJUSTMENTS OF AND CHANGES IN THE SHARES                  7

  7.          LISTING OR QUALIFICATION OF SHARES                        8

  8.          BINDING EFFECT OF CONDITIONS                              8

  9.          AMENDMENT AND TERMINATION OF THE PLAN                     9

 10.          PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAW             9
              COMPLIANCE; NOTICE OF SALE

 11.          INDEMNIFICATION                                          10

                             NAPA NATIONAL BANCORP

                  1998 AMENDED AND RESTATED STOCK OPTION PLAN



1.   PURPOSE

          The purpose of this Napa National Bancorp ("Napa National Bancorp" or the "Company") 1998 Amended and Restated Stock Option Plan (the "Plan") is to secure for the Company, its wholly-owned subsidiary, Napa National Bank (the "Bank"), and the shareholders of the Company the benefits of the incentives inherent in the ownership of Common Stock of Napa National Bancorp by the Company's nonemployee directors and by those full-time employees and officers of the Bank who will share responsibility with management of the Bank for its future growth and success (collectively all such individual shall be "Participants"). Further, it is intended that the Plan attract qualified and able directors, officers and employees, to provide an opportunity for such persons to acquire a proprietary interest in the Company, to encourage employees to remain in the employ of the Bank, and to encourage directors to serve or continue to serve on the Board of Directors. It is intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive stock options"), and that other options granted pursuant to the Plan shall not constitute incentive stock options ("nonstatutory stock options"). Any nonstatutory stock option issued under the 1982 Stock Option Plan as Amended and Restated (the "Prior Plan") which is outstanding as of the Amendment Date shall be assumed under this Plan and, shall be subject to the terms set forth herein.

          The word "Affiliate," as used in this Plan, means any bank or corporation in an unbroken chain of banks or corporations beginning or ending with the Company, if at the time in question, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain. As used in this Plan, the term "Board of Directors" means the Board of Directors of Napa National Bancorp, the term "nonemployee director" means a member of the Board of Directors who is not also an officer or employee of the Bank, and the term "Amendment Date" shall mean the date on which this Plan is adopted by the requisite vote of the shareholders of the Company.

2.   ADMINISTRATION

          The following provisions shall govern the administration of the Plan:

          (a) The Plan shall be administered by a committee of the Board of Directors appointed for this purpose by the Board of Directors (the "Committee") composed of not less than three (3) directors. The Board of Directors may from time to time remove members from or add members to the Committee. If the Board does not appoint a Committee, the entire Board shall act as the Committee. The Committee shall satisfy the requirements of Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the grant of options to persons who are officers or directors of the Company subject to Section 16 of the Exchange Act. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Board of Directors shall designate a Chairman and Vice-Chairman of the Committee from among the Committee members. Acts of the Committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the Committee, at which a quorum of the Committee is present and acting, or (ii) reduced to and approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

          (b) The Company shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee.
Subject to the express terms and conditions of the Plan and the terms of any option outstanding under the Plan, the Committee shall have full power to interpret and construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options, and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to (i) to determine which persons meet the requirements of Section 3 hereof for selection as Participants in the Plan and which persons are considered to be "employees" for purposes of the Code and therefore eligible to receive incentive stock options under the Plan; (ii) determine to whom of the eligible Participants, if any, options shall be granted under the Plan; (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto relating to options including whether options to be granted thereunder shall be incentive stock options or nonstatutory stock options; (iv) specify the number of shares to be covered by each option; (v) in the event a particular option is to be an incentive stock option, determine and incorporate such terms and provisions, as well as amendments thereto, as shall be required in the judgment of the Committee, so as to provide for or conform such option to any change in any law, regulation, ruling or interpretation applicable thereto;
(vi) determine the fair market value of Napa National Bancorp stock used by an optionee to exercise options or to satisfy tax withholding requirements pursuant to Sections 5(c)(2) and 5(c)(9) hereof; (vii) determine whether payment of the exercise price of any such option shall be in cash, shares of Common Stock of the Company, or any combination thereof; (viii) subject to Section 9, amend any existing stock option agreement to extend the period of exercisability of the options granted thereunder; and (ix) to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

3.   PARTICIPANTS

          The persons who shall be eligible to receive options under the Plan shall be: (a) nonemployee directors in accordance with Section 5(a) and (b) with respect to Section 5(b), all key full-time salaried employees, officers and directors of the Bank (including nonemployee directors and directors who are also salaried employees); provided, however, that only key full-time salaried employees of the Bank shall be eligible to receive incentive stock options. The terms "officers and key full-time salaried employees" as used herein shall mean such officers and key employees as may be determined by the Committee in its sole discretion.

4.   THE SHARES

          The shares of stock which may be issued upon the exercise of options authorized to be granted under the Plan shall consist of the number of shares of Common Stock, no par value (the "Shares"), of Napa National Bancorp, or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in

Section 6, which remain available for grant under the Prior Plan as of July 14, 1998, as well as the number of Shares subject to existing nonstatutory stock option agreements under the Prior Plan. The Shares subject to the Plan may be set aside out of the authorized but unissued shares of Common Stock of Napa National Bancorp not reserved for any other purpose or out of shares of Common Stock subject to an option which, for any reason, terminates unexercised as to the Shares. If any option granted hereunder terminates for any reason or expires before such option is exercised in full, the Shares which might otherwise have been issued upon the exercise of such option shall again become available for the purposes of the Plan.

5.   GRANT, TERMS AND CONDITIONS OF OPTIONS

          (a) Each nonemployee director who has not been an employee of the Company or any of its Affiliates for all or any part of the preceding fiscal year shall be granted, subject to the Committee's approval, nonstatutory options to purchase 10,000 Shares, subject to adjustment as provided in Section 6 below, on the following date: (i) in the case of nonemployee directors first elected to the Board of Directors at the first Annual Meeting of Shareholders of the Company to be held after the Amendment Date, at the time of such meeting; and
(ii) in the case of persons first becoming nonemployee directors after such Annual Meeting, at the earlier of the time when they first are appointed by the Board of Directors or elected by the shareholders of the Company. Each option granted to nonemployee directors pursuant to this paragraph shall be exercisable for a period of twenty (20) years. Such options shall be 25% vested and exercisable at the time of grant and the remainder of such options shall vest at an annual rate of 25% per year on each anniversary of the date of grant.

          (b) Options may be granted to any other Participant who, in the judgment of the Committee, contribute to the successful conduct of the Bank's operation through their judgment, interest, ability and special efforts; provided, however, that: (i) an eligible officer or employee shall not participate in the granting of his or her own option, and (ii) in connection with incentive stock options, the aggregate fair market value of the Shares (determined as of the date the related option is granted) with respect to which such incentive stock options are exercisable for the first time by any optionee during any calendar year (under all stock option plans of the Company) shall not exceed $100,000.

          (c) In addition, all options granted pursuant to the Plan shall be subject to the following terms and conditions:

          (1) Option Price.  The purchase price of a Share (the "Option Price")
              ------------
under each incentive stock option shall be not less than one hundred percent (100%) of the fair market value of the Shares subject thereto on the date the option is granted, as such value is determined by the Committee. The fair market value of such stock for the purpose of establishing an Option Price or attributing a value for the purpose of Section 5(c)(9) shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2. If, however, an employee owns stock of the Company, determined in accordance with Section 425(d) of the Code, possessing more then ten percent (10%) of the total combined voting power of all classes of stock of the Company, then the Option Price of an incentive stock option granted to such person shall be not less than one hundred ten percent (110%) of such fair market value at the time such option is granted.
The Option Price under a nonstatutory stock option shall, except for options granted pursuant to Section 5(a), be established by the Committee in its discretion. Options granted pursuant to Section 5(a) shall have an Option Price equal to the fair market value of the Shares on the date of grant.

          (2) Duration and Exercise of Options.  Each incentive stock option
              --------------------------------
shall vest and shall be exercisable in such manner and at such time up to but not exceeding ten (10) years from the date such option is granted, and, except as set forth in Section 5(a), each nonstatutory stock option shall vest and shall be exercisable in such manner and at such time up to but not exceeding twenty (20) years and one month from the date the option is granted, as the Committee shall determine in its sole discretion; provided also, however, that the Committee may, in its sole discretion; accelerate the time of vesting of any option; provided further, that if an incentive stock option is granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, determined in accordance with Section 425(d) of the Code, such option shall not be exercisable after the expiration of five (5) years from the date such option is granted.
The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any other term or condition of any option granted prior to the termination of the Plan.

          To the extent that the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by delivering, at the discretion of the Committee, (a) cash, certified check, official bank check or the equivalent thereof acceptable to the Company; (b) shares of Napa National Bancorp stock with a fair market value as of the date of exercise equal to the Option Price; or (c) shares of Napa National Bancorp stock with a fair market value as of the date of exercise less than the full amount of the Option Price plus cash, certified check, official bank check or the equivalent thereof acceptable to the Company equal to the remaining amount of the Option Price; together with written notice to the Secretary of the Company identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. The Company shall deliver to the optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, without transfer or issue tax to the optionee (or other person entitled to exercise the option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. If an option covers incentive and nonstatutory stock options, separate stock certificates shall be issued; one or more for stock acquired upon exercise of the incentive stock options and one or more for the stock acquired upon exercise of the nonstatutory stock options. If the Option Price is satisfied in whole or in part by delivery of Napa National Bancorp stock, separate stock certificates shall be issued, one or more for the number of shares of stock received equal to the number of shares of Napa National Bancorp stock delivered and one or more for the remainder of the shares received upon the exercise.

          (3) Termination of Employment or Officer or Director Status.  Upon the
              -------------------------------------------------------
termination of an optionee's status as a nonemployee director or as an officer or employee of the Bank, his or her rights to exercise an option then held shall be only as follows:

          DEATH: If such status is terminated by death, the executors or administrators of the optionee's estate, or any person or persons who shall have acquired the option directly from the optionee by such optionee's will or the applicable laws of descent and distribution, shall have the right for a period of twelve (12) months following the date of such death to exercise such option, provided the actual date of exercise is in no event after the expiration of the term of the option.

          DISABILITY: If such status is terminated by reason of the optionee becoming permanently and totally disabled within the meaning of Section 22(e)(3) of the Code (as determined by the Committee), such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve (12) months following the date of such disability to exercise such option, provided the actual date of exercise is in no event after the expiration of the term of the option.

          CAUSE: If that optionee is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Company, or if an optionee is removed from any office of the Company by the Federal Deposit Insurance Corporation or any other bank regulatory agency, neither the optionee nor the optionee's estate shall be entitled to exercise any option with respect to any Shares whatsoever after termination of employment, officer or director status. In making such determination, the Board of Directors shall act fairly and shall give the optionee an opportunity to appear and be heard at a hearing before the full Board of Directors and present evidence on the optionee's behalf. For the purpose of this paragraph, termination of employment or officer or director status shall be deemed to occur when the Company dispatches notice or advice to the optionee that the optionee's employment or retention or status as an officer or director is terminated and not at the time of optionee's receipt thereof.

          OTHER REASONS: If an optionee's employment or retention or status as an officer or director is terminated for any reason other than those mentioned above under "Death", "Disability" and "Cause", the optionee may, within three
(3) months following such termination, exercise the option to the extent such option was exercisable by the optionee on the date of termination of the optionee's employment or retention or status as an officer or director, provided the date of exercise is in no event after the expiration of the term of the option.

          Notwithstanding the foregoing provisions of this Section 5(c)(3), if the status of an optionee as a nonemployee director is terminated because it is determined that the optionee is, or in the view of a Federal bank regulatory agency would be, precluded from continuing service as a member of the Board of Directors by virtue of a concurrent relationship of the optionee with an organization primarily engaged in the issue, underwriting or distribution of securities and if that optionee shall, as an independent advisor or consultant, provide without other remuneration advice, services or other assistance to the Company or the Bank of at least the same quality or quantity as the optionee rendered as a director, then the options held by that optionee shall remain in full force until the earlier of (i) expiration according to the terms of such options, (ii) termination because of death, disability or cause as described above and in accordance with those paragraphs applicable to such reasons for termination, or (iii) a determination made by the Board of Directors in its sole discretion that the optionee's assistance to the Company or Bank has ceased to be of at least the same quality or quantity as the optionee rendered while a director. In the event that such an option is terminated pursuant to such a Board of Directors determination, the optionee may within three (3) months of that determination exercise the option to the extent the option was exercisable by the optionee on the date of such determination.

          (4) Transferability of Option.  Except as may be provided in a stock
              -------------------------
option agreement, each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee.

          (5) Cancellation of and Substitution for Options.  The Company shall
              --------------------------------------------
have the right, subject to optionee consent, to cancel any option granted to persons other than nonemployee directors at any time before it otherwise would expire by its terms, and it may grant to the same optionee in substitution therefor a new option upon terms otherwise consistent with the requirements of the Plan, including an option stating an Option Price which is lower (but not higher) than that for the option which was canceled and which, in any case, shall be no less than the fair market value of the Shares subject thereto on the date the new option is granted.

          (6) Other Terms and Conditions.  Options may also contain such other
              --------------------------
provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as an officer or director of the Company, nor limit in any way the right of the Company to terminate a optionee's employment or status as an officer or director at any time.

          (7) Use of Proceeds from Stock.  Proceeds from the sale of Shares
              --------------------------
issued pursuant to the exercise of options granted under the Plan shall constitute general funds of Napa National Bancorp.

          (8) Rights of a Shareholder.  The optionee shall have no rights as a
              -----------------------
shareholder with respect to any Shares until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 6 hereof.

          (9) Satisfaction of Tax Withholding Requirements.  Whenever Shares are
              --------------------------------------------
to be issued pursuant to an option under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy federal and state withholding tax requirements prior to delivery of any certificate or certificates for such Shares. Whenever an optionee is required to pay to the Company an amount required to be withheld under applicable federal and state income tax laws in connection with receipt of Shares upon exercise of any option, the Committee may, in its absolute discretion, permit the optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of the Company's Common Stock having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall include any amount agreed to be withheld at the time the election is made, not in excess of the maximum federal and state income tax rates applicable to the optionee on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the shares to be withheld or delivered will be based on their fair market value on the Tax Date. Such elections will be subject to the following restrictions; (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and (3) the election will be subject to the disapproval of the Committee. Each election by an optionee whose transactions in shares of Common Stock are subject to Section 16(b) of the Exchange Act will be subject to the following additional restrictions: (1) the election may not be made within six months of the grant of the option (except that this limitation will not apply in the event death or disability of the optionee occurs prior to the expiration of the six-month period), and (2) the election must be made either at least six months before the Tax Date or within a ten day period beginning on the third day following the release of the Company's quarterly or annual summary statement of earnings.

6.   ADJUSTMENT OF AND CHANGES IN THE SHARES

          The number of Shares covered by the Plan, and the number of shares and price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the patent of a stock dividend, or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company. In the event the shares of Common Stock of Napa National Bancorp, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of Napa National Bancorp or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), the Committee shall substitute for each share of Common Stock of Napa National Bancorp theretofore subject to outstanding options granted under the Plan or thereafter subject or which may become subject to an option under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of Napa National Bancorp shall be so changed or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that any optionee's proportionate interest in securities of Napa National Bancorp by reason of his rights under unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price to the unexercised portion of the option and with a corresponding adjustment in the Option Price.

          In the event of sale, dissolution or liquidation of Napa National Bancorp or a merger or consolidation in which the Company is not the surviving or resulting corporation (unless the Company's obligations hereunder are assumed by the surviving or resulting corporation), the Committee shall have the power to cause the termination of every option outstanding hereunder; provided,
                                                                --------
however, that the optionee shall have the right immediately prior to such sale,
-------
dissolution, liquidation, or merger or consolidation in which Napa National Bancorp is not the surviving or resulting corporation to notification thereof as soon as practicable and, thereafter, to exercise the optionee's option to purchase Shares subject thereto to the extent of any unexercised portion of the option, regardless of the vesting provision of Section 5(c)(2) hereof. This right of exercise shall be conditioned upon the execution of a final plan of dissolution of liquidation or a definitive agreement of merger or consolidation.

          In the event of an offer by any person or entity to all shareholders of Napa National Bancorp to purchase any or all shares of Common Stock of Napa National Bancorp (or shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 6 hereof), any optionee under this Plan shall have the right upon the commencement of such offer to exercise the option and purchase shares subject thereto to the extent of any unexercised or unvested portion of such option.

          No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 6. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

          To the extent the foregoing adjustments relate to stock or securities of Napa National Bancorp, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

          Except as expressly provided in this Section 6, an optionee shall have no rights by reason of any of the following events: (1) subdivision or consolidation of shares of stock of any class; (2) payment of any stock dividend; (3) any other increase or decrease in the number of shares of stock of any class; (4) any dissolution, liquidation, merger, consolidation, spin-off of assets or stock of another corporation other than the Bank. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of shares of Common Stock subject to the option, and no adjustment by reason thereof shall be made.

          The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

7.   LISTING OR QUALIFICATION OF SHARES

          All options granted under the Plan are subject to the requirement that if at any time the Board of Directors or the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of Shares under the option, the option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board of Directors or the Committee.

8.   BINDING EFFECT OF CONDITIONS

          The conditions and stipulations herein contained, or in any option granted pursuant to the Plan shall be, and constitute, a covenant running with all of the Shares acquired by the optionee pursuant to this Plan, directly or indirectly, whether the same have been issued or not, and those Shares owned by the optionee shall not be sold, assigned or transferred by any person save and except in accordance with the terms and conditions herein provided, and the optionee shall agree to use the optionee's best efforts to cause the officers of the Company to refuse to record on the books of Napa National Bancorp any assignment or transfer made or attempted to be made except as provided in the Plan and to cause said officers to refuse to cancel old certificates or to issue or deliver new certificates therefor where the purchaser or assignee has acquired certificates or the Shares represented thereby, except strictly in accordance with the provisions of the Plan.

9.   AMENDMENT AND TERMINATION OF THE PLAN

          The Board of Directors shall have complete power and authority to terminate or amend the Plan, subject to shareholder approval as required by applicable law; except that no incentive stock options may be issued ten years after the earlier of the date the Plan is adopted, or the date the Plan is approved by the shareholders. Except as provided in Section 6, no termination, modification or amendment of the Plan may, without the consent of an employee, officer or director to whom such option shall theretofore have been granted, adversely effect the rights of such employee, officer or director under such option. For the purposes of incentive stock options, this amendment and restatement shall be deemed a new plan.

10.  PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAW COMPLIANCE; NOTICE OF SALE

          (a) No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. No Shares shall be purchased upon the exercise of any option unless and until any then applicable requirements of any regulatory agencies having jurisdiction and of any exchanges upon which the Common Stock of Napa National Bancorp may be listed shall have been fully complied with. Napa National Bancorp shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options. The optionee shall give Napa National Bancorp notice of any sale or other disposition of any such Shares not more than five (5) days after such sale or other disposition.

          (b) The exercise of any options granted pursuant to the Plan shall be conditioned upon the registration of the Plan with the Securities and Exchange Commission and Qualification of the Plan with the Commissioner of Corporations of the State of California unless in the opinion of counsel to the Company such registration and qualification is not necessary. Further, unless the shares of Common Stock to be issued upon exercise of an option have been effectively registered under the Securities Act of 1933 and qualified under the California Corporate Securities Law, as each is now in force or hereafter amended, the Company shall be under no obligation to issue any shares of Common Stock covered by an option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares of Common Stock issued to him or her pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, the California Corporate Securities Law of 1968, or any other applicable law, and that if shares of Common Stock are issued without such registration or qualification, a legend to this effect shall be endorsed upon the securities so issued.

11.  INDEMNIFICATION

     To the extent permitted by applicable law in effect from time to time, no member of the Board of Directors or the Committee shall be liable for any action or omission of any other member of the Board of Directors or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. Napa National Bancorp shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose a liability or penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of Napa National Bancorp by a shareholder or holder of a voting trust certificate representing shares of Napa National Bancorp. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

PROXY                                                                      PROXY


                            NAPA NATIONAL BANCORP.
           PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
 NAPA NATIONAL BANCORP FOR THE ANNUAL MEETING OF SHAREHOLDERS, JUNE 16, 1998


The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Napa National bancorp and the accompanying Proxy Statement dated May 26, 1998, and revoking any proxy heretofore given, hereby constitutes and appoints Michael D. Irwin, Brian J. Kelly and C. Richard Lemon, and each of them, each with full power of substitutions, as attorneys, agents and proxies to represent and vote, as designated on the reverse side, all shares of Common Stock of Napa National Bancorp (the "Company"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 901 Main Street, Napa, California 94559 on Tuesday, June 16, 1998, at 8:00 A.M., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof. All properly executed proxies will be voted as indicated.


                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)



                          *                        *
                         * * FOLD AND DETACH HERE * *

Please mark your votes as indicated in this sample       [X]

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS OF THE COMPANY AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

1.      To elect as Directors the nominees set forth below.

        [ ]  FOR ALL nominees listed below
             (except as marked to the contrary below)

        [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

        INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below. Any proxy which does not withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

        Nominees:       William A. Bacigalupi         C. Richard Lemon
                        Dennis Groth                  Joseph G. Peatman
                        E. James Hedemanrk            A. Jean Phillips
                        Michael D. Irwin              George M. Schofield
                        Brian J. Kelly                W. Clarke Swanson, Jr.


2.      To adopt the Company's 1998 Amended and Restated Stock Option Plan

                FOR             AGAINST         ABSTAIN
                [ ]               [ ]             [ ]


3. To ratify the appointment of Ernst & Young LLP as independent public accountants for the Company's 1998 fiscal year.

                FOR             AGAINST         ABSTAIN
                [ ]               [ ]             [ ]


4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before this meeting, or at any postponement or adjournment thereof.


I/We do [ ] or do not [ ] expect to attend this meeting.
                                                         -----------------------
                                                         Number of Common Shares


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE ADOPTION OF THE COMPANY'S 1998 AMENDED AND RESTATED STOCK OPTION PLAN AND "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 1998. WHEN THE PROXY IS PROPERLY EXECUTED, SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN IN THE PROXY, SHARES REPRESENTED BY THE PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, NOMINATED BY THE BOARD OF DIRECTORS, "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 1998 AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


SIGNATURE(S)                                               DATE
             -------------------------------------------         -------------

Please mark, date and sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one trustee all should sign. All joint owners must sign WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          *                        *
                         * * FOLD AND DETACH HERE * *